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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                     FORM 8K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 28, 2000.


                            SIMPSON INDUSTRIES, INC.
               (Exact name of Registrant as Specified in Charter)


          Michigan                  0-6611              38-1225111
(State or other jurisdiction     (Commission           (IRS Employer
       of incorporation)         File Number)        Identification No.)



         47603 Halyard Drive, Plymouth, Michigan,          48170
        (Address of Principal executive offices)         (Zip Code)

Registrant's telephone number, including area code    (313) 207-6200


                                       N/A
          (Former name or former address, if changed since last report)



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Item 5.  OTHER EVENTS.

     On September 29, 2000, Simpson Industries, Inc., a Michigan corporation (the "Company"), announced that it has entered into an Agreement and Plan of Merger dated September 29, 2000 (the "Agreement and Plan of Merger") with Simmer Acquisition Company LLC, a Delaware limited liability company, and Simmer Acquisition Corporation, a Michigan corporation (the "Merger Sub"), pursuant to which the Merger Sub would merge with and into the Company, with the Company as the surviving corporation. Heartland Industrial Partners, L.P., a Delaware limited partnership ("Heartland"), controls the Merger Sub and, as a result of the transactions contemplated by the Agreement and Plan of Merger, Heartland will acquire control of the Company. The Agreement and Plan of Merger provides that each share of common stock of the Company, par value $1.00 per share (the "Common Stock"), issued and outstanding at the time of the closing of the merger will be converted into the right to receive $13.00 in cash.

     The merger is subject to certain conditions, including the completion of financing, the approval by holders of a majority of the shares of the common stock of the Company and the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act. The transaction is being financed with equity contributions from Heartland Industrial Partners, L.P., and other co-investors. Debt financing commitments have been provided by The Chase Manhattan Bank and Credit Suisse First Boston.

     The Company issued a press release (the "Press Release") generally describing the transaction on September 29, 2000.

     The foregoing description of the Agreement and Plan of Merger and the Press Release is qualified in its entirety by reference to the Agreement and Plan of Merger, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, and to the Press Release, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

         99.1     Agreement and Plan of Merger dated September 29, 2000
         99.2     Press Release dated September 29, 2000



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                              SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                SIMPSON INDUSTRIES, INC.

                                                /S/ Vinod M. Khilnani
                                                   ------------------------
                                                   Vinod M. Khilnani
                                                   Vice President and
                                                   Chief Financial Officer

Dated:  October 12, 2000


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                                  EXHIBIT INDEX


         99.1     Agreement and Plan of Merger dated September 29, 2000
         99.2     Press Release dated September 29, 2000